UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2022

ACKRELL SPAC PARTNERS I CO.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39821	83-3237047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968 Claymont, DE	19703
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one subunit and one-half of one warrant	ACKIU	The Nasdaq Stock Market LLC
Subunits included as part of the units, each consisting of one share of common stock, $.0001 par value, and one-half of one warrant	ACKIT	The Nasdaq Stock Market LLC
Redeemable warrants	ACKIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The management of Ackrell SPAC Partners I Co. (the “Company”) had previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2021 that the Company re-evaluated the accounting for its warrants under FASB Accounting Standards Codification (“ASC”) 815-40 and concluded that the Company’s private warrants do not meet the criteria to be classified in stockholders’ equity and, instead, meet the definition of a derivative under ASC 815-40. The identified errors impacted the Company’s balance sheet as of December 23, 2020 (the “IPO Balance Sheet”) included in the Current Report on Form 8-K filed with the SEC on December 30, 2020 and the Company’s financial statements for the fiscal year ended December 31, 2020 (the “2020 Audited Financial Statements”) included in the Annual Report Form 10-K filed with the SEC on March 31, 2021. In accordance with the SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” the Company evaluated the errors and had determined that the related impacts were not qualitatively material to the Company’s previously issued IPO Balance Sheet and 2020 Audited Financial Statements (collectively, the “Previously Issued Financial Statements”). Accordingly, management concluded that the Company did not need to restate these financial statements for the identified errors.

Additionally, management had re-evaluated the fair value of the 150,000 shares of common stock issued to the representative of the underwriters for the Company’s initial public offering (the “IPO”) on November 25, 2020 (the “Representative Shares”), prior to the closing of the IPO. Historically, the original purchase price of the Representative Shares had been recognized as the fair value of the Representative Shares. However, pursuant to ASC 820, management has determined that the Representative Shares required a comprehensive fair value analysis conducted by valuation professionals to determine their fair value. The fair value analysis was conducted by valuation professionals and completed on November 9, 2021. In accordance with SEC Staff Accounting Bulletin No. 99 and 108, the Company evaluated the errors and had determined that the related impacts were not qualitatively material to the Company’s Previously Issued Financial Statements. Accordingly, management concluded that the Company did not need to restate its previously issued financial statements for the identified errors.

However, as a result of the Company’s decision to restate its previously issued financial statements to report all of the Company’s redeemable shares as temporary equity as disclosed in the Company’s Current Report on Form 8-K filed on January 10, 2022 (the “Prior Form 8-K”), management decided to re-evaluate its prior conclusions with regards to the identified errors associated with the accounting of private warrants and fair value of Representative Shares (collectively, the “Identified Errors”). On February 1, 2022, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company should also restate its Previously Issued Financial Statements to correct the Identified Errors as well. The Company intends to correct the Identified Errors in the same amendments to the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Amended Form 10-K”) and the Quarterly Reports on Form 10-Q (the collectively, the “Amended Form 10-Qs”) as described in the Prior Form 8-K.

As previously disclosed in the Prior Form 8-K, the Company’s management had concluded that a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective for the affected periods covered by the Annual Report on Form 10-K filed with the SEC on March 31, 2021 and the Quarterly Reports on Form 10-Q filed with the SEC on May 24, 2021, August 23, 2021, and November 15, 2021. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Amended Form 10-K and the Amended Form 10-Qs as described in the Prior Form 8-K.

The Company does not expect the changes described above to have any impact on its cash position or the balance held in the trust account.

The Company’s management and the audit committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with UHY LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACKRELL SPAC PARTNERS I CO.

By:	/s/ Long Long
	Name:	Long Long
	Title:	Chief Financial Officer

Dated: February 3, 2022

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